UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 3, 2012

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of the shareholders was held on May 3, 2012, in Tyler, Texas.  Four directors were elected for a term of three years.  The appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012, was ratified.

The final voting results are set forth below:

		Shares Voted
Nominees for Director for a term expiring at the 2015 Annual Meeting	For	Withheld	Broker Non Votes
Herbert C. Buie	10,357,252	736,032	3,126,495
Robbie N. Edmonson	10,988,284	105,000	3,126,495
John R. (Bob) Garrett	9,697,150	1,396,134	3,126,495
Joe Norton	9,650,241	1,443,043	3,126,495

	For	Against	Abstain
Ratification of Independent Auditors	12,885,970	1,314,141	19,668

	Outstanding	# Voted	% Voted
At Date of Record	16,507,759	14,219,779	86.14

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 11, 2012	By:	/s/ LEE R. GIBSON
Lee R. Gibson, CPA
Senior Executive Vice President and
Chief Financial Officer